Inventories	12 Months Ended
Jun. 30, 2025
Inventories
Inventories
21	Inventories

	2025	2024
for the year ended 30 June	Rm	Rm
Carrying value
Crude oil and other raw materials	5 087	5 624
Process material	3 326	2 865
Maintenance materials	8 504	7 754
Work in progress	2 827	3 012
Manufactured products	21 669	21 104
Consignment inventory	380	360
	41 793	40 719

A net realisable value write-down of R171 million was recognised in 2025 (2024 – R370 million; 2023 – R948 million).

Inventory of R2 981 million (2024 – R2 248 million) is held at net realisable value. This relates mainly to manufactured products.

Accounting policies:

Inventories are stated at the lower of cost and net realisable value. Cost includes expenditure incurred in acquiring, manufacturing and transporting the inventory to its present location. Manufacturing costs include an allocated portion of production overheads which are directly attributable to the cost of manufacturing such inventory. The allocation is determined based on the greater of normal production capacity and actual production. The costs attributable to any inefficiencies in the production process are charged to the income statement as incurred.

By-products are incidental to the manufacturing processes, are usually produced as a consequence of the main product stream, and are immaterial to the group. Revenue from sale of by-products is offset against the cost of the main products.

Cost is determined as follows:

Crude oil and other raw materials	First-in-first-out valuation method (FIFO)
Process, maintenance and other materials	Weighted average purchase price
Work-in-progress	Manufacturing costs incurred
Manufactured products including consignment inventory	Manufacturing costs according to FIFO